THE
                                   [LOGO] RCB
                                          FUNDS


                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND










                                  ANNUAL REPORT

                                  JUNE 30, 1999

                           RCB GROWTH AND INCOME FUND

Dear Fellow Shareholder:

We are pleased to report continued strong returns for the RCB Growth & Income Fund, coming on the heels of the Fund's healthy start in 1998. Calculated at Net Asset Value, the Fund returned 17.90% in the first half of 1999 compared to 12.37% for the S&P 500. Since inception on September 30, 1998, the Fund has returned 38.55% (including dividend distributions) compared to 36.28% for the S&P 500.

The first half of 1999 saw a "return to value", as the investing world recognized that there were more than 20 stocks on the menu and that many of the remaining companies had equally delicious prospects but demanded less of the pocketbook. This broadening out of the market should continue, as the high priced fare needs much more time for earnings to "catch up" (or prices to decline), while perfectly fine, reasonably priced stocks continue to attract investor attention and dollars. So while we strongly caution that it will be difficult to reproduce the strong absolute returns of the first half, our performance relative to that of our peers should prove to be satisfactory.

The change in the direction of the market has not prompted any major changes in our fundamental, bottom-up stock selection process as we were never swept away by the tidal wave of interest in this past market's "Nifty Twenty". Being terminally un-trendy, we continue to carefully select the 25-35 stocks that we feel have the greatest long-term potential, regardless of market trends. As the Fund has grown, we have continued to identify great businesses which are available at reasonable prices and have had no difficulty putting additional deposits to work.

One of our best performers has been Comdisco, a major provider of equipment leasing, network & asset management, and continuity services. Trading in the $11
- $16 range earlier in the year, we conservatively calculate the value of the core business at roughly $20 per share. The company also has two somewhat "hidden" assets, each of which carries tremendous value. Its Prism subsidiary offers communications services and has three publicly traded competitors (each with arguably inferior business models). Comdisco plans a partial IPO of Prism which, if valued similarly to its competitors, represents an additional $25 of value. Management also plans a partial IPO and eventual spin-off to shareholders of Comdisco Ventures, the other "hidden gem", with a potential value of $5 - $10 per share. While the company's plans may change or the IPO market may cool, Comdisco offers exactly what we look for in a company -- healthy upside potential along with a safety margin. Comdisco remains the Fund's largest holding.

Other notable standouts among your Fund's holdings include Motorola, Hughes Electronics (GM Class H), Corning, American Express and Enron, all of which have risen more than 40% from their cost.

The only truly disappointing stock to date has been Albertson's (down 10%) which faced an usually long and onerous regulatory process in completing its acquisition of American Stores. With Federal and State approvals obtained and the merger completed in late June, we anticipate great things for Albertson's as the best management team in the grocery business transforms the acquired stores.

To date, turnover has been extremely low as the only sale has been AirTouch (for a gain of 78%). Given our long time horizon, we strive to stay tax efficient by keeping turnover low, however it will probably rise moderately from this low initial pace. The Fund currently holds a moderate cash position of just over 5%.

                           RCB GROWTH AND INCOME FUND

For the balance of 1999, the Fund is well positioned to prosper since the U.S. economy is healthy, Asia continues to rebound, and the rest of the world marches along. While we always keep our eyes open for the unexpected "shock" that occasionally jolts the market, our price discipline provides a level of protection which helps us, as fellow shareholders, sleep soundly every night.

Thank you for your continued confidence. We welcome your comments and can be reached either by e-mail or telephone (toll-free: 877-478-4RCB.)

Sincerely,


/s/ Donn B. Conner                      /s/ Victor F. Hawley
Donn B. Conner, CFA                     Victor F. Hawley, CFA
Manager                                 Co-Manager
dconner@rcbinvest.com                   vhawley@rcbinvest.com

                           RCB GROWTH AND INCOME FUND

                             Cumulative Total Return
                           Period Ended June 30, 1999

Since Inception (9/30/98)............33.70%

                       RCB Growth
                     and Income Fund     S&P 500 w/inc     Russell 1000 w/inc
                     ---------------     -------------     ------------------
 9/30/98                 $10,000            $10,000             $10,000
11/30/98                 $11,470            $11,472             $11,458
 1/31/99                 $11,791            $12,644             $12,622
 3/31/99                 $12,422            $12,734             $12,690
 5/31/99                 $13,223            $12,915             $12,317
 6/30/99                 $13,370            $13,633             $13,179

Past performance is not predictive of future performance. Performance figures include the maximum applicable sales charge of 3.50%.

The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which comprises the 3,000 largest U. S. securities as determined by total market capitalization.

                           RCB GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 94.2%                                        Value
--------------------------------------------------------------------------------
           AEROSPACE - DEFENSE: 3.1%
     700   Raytheon Company, Class A..............................  $    48,212
                                                                    -----------
           BANKS: 3.1%
     800   Bank One Corp..........................................       47,650
                                                                    -----------
           BASIC MATERIALS: 3.3%
     900   Kimberly-Clark Corp....................................       51,300
                                                                    -----------
           BEVERAGES: 5.3%
     400   Anheuser-Busch Companies, Inc..........................       28,375
   1,400   PepsiCo, Inc...........................................       54,163
                                                                    -----------
                                                                         82,538
                                                                    -----------
           CHEMICALS: 3.5%
   1,600   Sigma-Aldrich Corp.....................................       55,100
                                                                    -----------
           CONSUMER PRODCUTS: 12.0%
   1,700   Consolidated Papers, Inc...............................       45,475
     700   Eastman Kodak Company..................................       47,425
   1,200   Fortune Brands, Inc....................................       49,650
   2,000   Sara Lee Corp..........................................       45,375
                                                                    -----------
                                                                        187,925
                                                                    -----------
           DATA PROCESSING: 3.6%
   2,400   The Reynolds & Reynolds Company........................       55,950
                                                                    -----------
           ELECTRONICS: 2.5%
     700   General Motors Corporation - Class H*..................       39,375
                                                                    -----------
           ENERGY SERVICES: 4.2%
     800   Enron Corp.............................................       65,400
                                                                    -----------

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           FINANCE: 10.5%
     300   American Express Company..............................   $    39,037
   1,700   Dun & Bradstreet Corp.................................        60,244
   1,800   Equifax Inc...........................................        64,238
                                                                    -----------
                                                                        163,519
                                                                    -----------
           INSURANCE: 4.0%
     900   The Chubb Corp........................................        62,550
                                                                    -----------
           MEDIA & ENTERTAINMENT: 3.3%
     700   Time Warner, Inc......................................        51,450
                                                                    -----------
           MEDICAL INFORMATION: 4.4%
   2,200   IMS Health Incorporated................................       68,750
                                                                    -----------
           OIL COMPANY - INTEGRATED: 5.2%
     700   Royal Dutch Petroleum Company ADR.....................        42,175
   1,000   Unocal Corporation....................................        39,625
                                                                    -----------
                                                                         81,800
                                                                    -----------
           PHARMACEUTICALS: 6.0%
   1,000   Abbott Laboratories...................................        45,500
     700   Warner-Lambert Company................................        48,563
                                                                    -----------
                                                                         94,063
                                                                    -----------
           RESTAURANTS: 3.8%
   1,100   TRICON Global Restaurants, Inc.*......................        59,537
                                                                    -----------
           RETAIL - FOOD: 2.6%
     800   Albertson's Inc.......................................        41,250
                                                                    -----------
           TECHNOLOGY SERVICES: 6.9%
   3,000   Comdisco, Inc.........................................        76,875
   1,500   Gartner Group, Inc....................................        30,750
                                                                    -----------
                                                                        107,625
                                                                    -----------

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - EQUIPMENT: 4.5%
   1,000   Corning Inc...........................................   $    70,125
                                                                    -----------
           TELECOMMUNICATIONS: 2.4%
     400   Motorola, Inc.........................................        37,900
                                                                    -----------
           Total Investments in Securities
           (cost $1,242,818): 94.2%..............................     1,472,019
           Other Assets Less Liabilities: 5.8%...................        91,211
                                                                    -----------
           TOTAL NET ASSETS: 100.0%..............................   $ 1,563,230
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $1,242,818)..........   $ 1,472,019
  Cash...........................................................        23,220
  Receivables:
    Fund shares sold.............................................       180,814
    Dividends....................................................         1,482
  Prepaid expenses and other assets..............................         1,543
                                                                    -----------
      Total assets...............................................     1,679,078
                                                                    -----------
LIABILITIES
  Payables:
    Administration fee...........................................         2,466
    Advisory fees................................................           666
    Distribution fees............................................           266
    Securities purchased.........................................        91,518
  Accrued expenses...............................................        20,932
                                                                    -----------
      Total liabilities..........................................       115,848
                                                                    -----------
NET ASSETS.......................................................   $ 1,563,230
                                                                    ===========
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($1,563,230/112,996 shares outstanding; unlimited
    number of shares authorized without par value)...............   $     13.83
                                                                    ===========
  MAXIMUM OFFERING PRICE PER SHARE ($13.83/96.50%)...............   $     14.33
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $ 1,317,462
  Undistributed net investment income............................           990
  Accumulated net realized gain on investments...................        15,577
  Net unrealized appreciation on investments.....................       229,201
                                                                    -----------
    Net assets...................................................   $ 1,563,230
                                                                    ===========

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM SEPTEMBER 30, 1998* THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld of $155)............   $     8,941
    Interest.....................................................           819
                                                                    -----------
      Total income...............................................         9,760
                                                                    -----------
  Expenses
    Administration fee...........................................        22,273
    Audit fee....................................................        11,826
    Fund accounting fees.........................................        10,381
    Transfer agent fees..........................................         8,506
    Registration fees............................................         6,683
    Custody fees.................................................         4,157
    Advisory fees................................................         3,702
    Legal fees...................................................         2,528
    Trustee fees.................................................         1,856
    Reports to shareholders......................................         1,781
    Miscellaneous................................................         1,647
    Distribution fees............................................         1,543
                                                                    -----------
      Total expenses.............................................        76,883
      Less: expenses waived and reimbursed.......................       (69,171)
                                                                    -----------
      Net expenses...............................................         7,712
                                                                    -----------
      NET INVESTMENT INCOME .....................................         2,048
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions...................        15,577
  Net unrealized appreciation on investments.....................       229,201
                                                                    -----------
    Net realized and unrealized gain on investments..............       244,778
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......   $   246,826
                                                                    ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                             September 30, 1998*
                                                                  through
                                                               June 30, 1999
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income.......................................   $     2,048
  Net realized gain from security transactions................        15,577
  Net unrealized appreciation on investments..................       229,201
                                                                 -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......       246,826
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.......................................        (1,058)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
  in outstanding shares (a)...................................     1,317,462
                                                                 -----------
    TOTAL INCREASE IN NET ASSETS..............................     1,563,230

NET ASSETS
  Beginning of period.........................................            --
                                                                 -----------
  END OF PERIOD...............................................   $ 1,563,230
                                                                 ===========

(a) A summary of capital share transactions is as follows:

                                                        September 30, 1998*
                                                              through
                                                           June 30, 1999
                                                      -------------------------
                                                        Shares         Value
                                                      -----------   -----------
  Shares sold.......................................      114,638   $ 1,336,995
                                                      -----------   -----------
  Shares issued in reinvestment of distribution.....           88           987
                                                      -----------   -----------
  Shares redeemed...................................       (1,730)      (20,520)
                                                      -----------   -----------
  Net increase .....................................      112,996   $ 1,317,462
                                                      ===========   ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                             September 30, 1998*
                                                                  through
                                                               June 30, 1999
--------------------------------------------------------------------------------
Net asset value, beginning of period..........................   $     10.00
                                                                 -----------
Income from investment operations:
  Net investment income.......................................          0.03
  Net realized and unrealized gain on investments.............          3.82
                                                                 -----------
Total from investment operations..............................          3.85
                                                                 -----------
Less distributions:
  From net investment income..................................         (0.02)
                                                                 -----------
Net asset value, end of period................................   $     13.83
                                                                 ===========
Total return..................................................         38.55%**

Ratios/supplemental data:

Net assets, end of period (millions)..........................   $       1.6

Ratio of expenses to average net assets:
  Before expenses waived and reimbursed.......................         12.32%+
  After expenses waived and reimbursed........................          1.25%+

Ratio of net investment income (loss) to average net assets:
  Before expenses waived and reimbursed.......................        (10.74)%+
  After expenses waived and reimbursed........................          0.33%+

Portfolio turnover rate.......................................          4.41%

* Commencement of operations.
** Not annualized.
+ Annualized.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

Dear Fellow Shareholder:

In our first Annual Letter to Shareholders, we are extremely pleased to report to you the results for the first six months of 1999 and the fiscal year-end. Calculated at Net Asset Value, the Fund appreciated 24.94% for the first half of 1999 as compared with 9.29% for the Russell 2000. That brings the performance for the partial fiscal year (since inception September 30, 1998) to 59.30% vs 27.11% for the Russell 2000.

It is particularly gratifying to present such strong results for two reasons. First, we appreciate the support of our initial shareholders who understand the underlying investment philosophy behind the Fund's approach and who, despite the Fund's relative youth, realize that it is a strategy that has been honed over 40 years. Secondly, the Fund's portfolio managers have also invested a substantial portion of their personal net worth in the Fund and share with you the fruits of our labor.

We believe that the second quarter marked the end of the S&P 500 index fund tyranny that has laid waste to many otherwise intelligently crafted investment plans. The small cap, international and value sectors exploded during the last three months. We sense that this change will be heralded as a wake-up bomb to the herd followers that there indeed may be something of value in the other 8,000 or so publicly traded stocks that don't have the 50 largest market capitalizations.

It is important for you to note that while our performance relative to other small cap managers and indices has been terrific since inception, we have also outperformed the S&P 500 during two of the past three quarters and just barely missed in the other. In other words, we are making a strong argument that owning shares of a small cap fund is an intelligent, wealth maximizing investment strategy, not the exercise in relative value futility that has plagued the small cap world over the past few years.

We believe strongly in maintaining investment focus and therefore strive to limit the number of stocks in the portfolio. At June 30, they numbered 36. As a result, our performance is much more a function of what we have chosen to own than of the bigger macro trends, although we'll take all the help we can get from some of the issues discussed above.

Our two cable holdings, UnitedGlobalCom (formerly United International Holdings) and Jones Intercable led the way with strong performance both during the past two quarters and since inception. We bought Jones in the low $20s, at the height of the Asian crisis and when it was selling for the equivalent of $1,600 per subscriber. Cable subscribers now are regularly purchased for an astounding $4,000 per subscriber. We expect the remaining Jones shares to be purchased by the majority holder, Comcast, within the year. At the risk of shortchanging future shareholders, we regret to say it will be extraordinarily difficult to repeat the success we have had with UnitedGlobalCom. Not to rehash old war stories, we made this stock the largest position in the Fund at $9 per share last fall and it is trading in the low $70s as we write this letter. Sharp-eyed shareholders might remember that we felt "fair value" was somewhere in the $30s in our last Fund letter. Fortunately, we were a tad conservative. Needless to say, Wall Street was grossly undervaluing the company's non-US cable properties. We spent much of the year scaling back our position and are content to hold about 1.5% at current levels.

                               RCB SMALL CAP FUND

Borg Warner Security was another strong performer as it announced that it had been approached by a third party regarding acquisition of the company. Based upon the recent acquisition price of its competitor, Pinkertons, we think fair value is in the high $20s. On a similar note, building products wholesaler Morgan Products is being acquired at $4 per share, which is a nice gain for the Fund's shareholders, but represents a truly pathetic discount to our estimate of fair market value. Unfortunately, the acquirer is Morgan's largest supplier and is in a position to take away Morgan's upside from its public shareholders and keep it for itself. We have seen this scenario unfold in a number of smaller cap stocks recently and we can assure shareholders that we have and will continue to loudly and publicly defend our rights to Boards of Trustees if we feel slighted.

Going forward, we believe there are still enormous opportunities in the small cap sector. Our approach continues to seek solid businesses beset by some short-term problem that has produced a stock price representing a significant discount to our internally derived estimate of intrinsic fundamental value. We then purchase the stock if there appears to be a catalyst for change that can produce a material return for shareholders in the intermediate future. We are finding clusters of such opportunities in niche industrially oriented companies and the insurance industry, both of which are candidates for large bouts of corporate consolidation.

Please feel free to look us up on our website: WWW.RCBINVEST.COM, where we update our holdings and current thoughts on a monthly basis or to contact us toll-free at 877-478-4RCB. We look forward to more good news to come. Thank you again for your continuing confidence and support.

Sincerely,


/s/ Jeffrey Bronchick                   /s/ Thomas Kerr, CFA
Jeffrey Bronchick, CFA                  Thomas Kerr, CFA
Manager                                 Co-Manager
jbronchick@rcbinvest.com                tkerr@rcbinvest.com

                               RCB SMALL CAP FUND

                             Cumulative Total Return
                           Period Ended June 30, 1999

Since Inception (9/30/98)............53.72%

                     RCB Small Cap Fund     S&P 500 w/inc     Russell 2000 w/inc
                     ------------------     -------------     ------------------
 9/30/98                   $10,000             $10,000             $10,000
11/30/98                   $11,970             $11,472             $10,953
 1/31/99                   $13,580             $12,644             $11,785
 3/31/99                   $13,100             $12,734             $11,000
 5/31/99                   $15,000             $12,915             $11,990
 6/30/99                   $15,372             $13,633             $11,423

Past performance is not predictive of future performance. Performance figures include the maximum applicable sales charge of 3.50%.

The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index, which comprises the 3,000 largest U. S. securities as determined by total market capitalization.

                               RCB SMALL CAP FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 92.9%                                        Value
--------------------------------------------------------------------------------
           ADVERTISING SERVICES: 3.1%
   5,000   R.H. Donnelley Corp...................................   $    97,813
                                                                    -----------
           AEROSPACE/DEFENSE - EQUIPMENT: 3.1%
   1,400   Sequa Corp.*..........................................        98,000
                                                                    -----------
           AUTO PARTS & EQUIPMENT: 3.8%
   4,400   Superior Industries International, Inc................       120,175
                                                                    -----------
           BROADCAST SERVICES: 2.4%
   1,100   UnitedGlobalCom*......................................        74,387
                                                                    -----------
           CABLE: 1.6%
   1,000   Jones Intercable, Inc. - Class A*.....................        49,000
                                                                    -----------
           COMMERCIAL SERVICES: 2.2%
   2,400   Nielsen Media Research, Inc.*.........................        70,200
                                                                    -----------
           COMPUTER - INTEGRATED SYSTEMS: 1.2%
   1,000   RadiSys Corp.*........................................        38,875
                                                                    -----------
           COMPUTER SOFTWARE: 2.9%
  11,000   Tripos Inc.*..........................................        90,750
                                                                    -----------
           DATA PROCESSING: 8.7%
   6,000   CCC Information Services Group Inc.*..................        77,250
  13,600   Information Resources, Inc.*..........................       119,000
   3,300   The Reynolds & Reynolds Company.......................        76,931
                                                                    -----------
                                                                        273,181
                                                                    -----------
           ELECTRIC PRODUCTS: 3.6%
   4,500   UCAR  International Inc.*.............................       113,625
                                                                    -----------

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           FINANCIAL SERVICES: 1.4%
   4,000   Billing Concepts Corp.*...............................   $    44,750
                                                                    -----------
           INSURANCE: 15.0%
   5,800   Horace Mann Educators Corp............................       157,687
   1,500   Millipore Corporation.................................        60,844
   2,500   Philadelphia Consolidated Holdings Corp.*.............        61,250
   3,800   The Guarantee Life Companies Inc......................        95,475
     700   White Mountains Insurance Group, Inc..................        98,700
                                                                    -----------
                                                                        473,956
                                                                    -----------
           LINEN SUPPLY: 3.1%
   5,600   Angelica Corp.........................................        98,700
                                                                    -----------
           MACHINERY - GENERAL: 5.1%
   1,200   Franklin Electric Co., Inc............................        78,000
   2,500   IDEX Corporation......................................        82,188
                                                                    -----------
                                                                        160,188
                                                                    -----------
           MANUFACTURING: 6.0%
   3,500   AMETEK, Inc...........................................        80,500
  10,000   Farr Company*.........................................       110,000
                                                                    -----------
                                                                        190,500
                                                                    -----------
           MARKET RESEARCH: 1.9%
   2,000   ACNielsen Corp.*......................................        60,500
                                                                    -----------
           MEDICAL: 0.6%
     500   Dionex Corp.*.........................................        20,250
                                                                    -----------
           OFFICE SUPPLIES: 3.8%
   4,000   American Business Products, Inc.......................        61,000
   7,000   Hunt Corporation......................................        57,750
                                                                    -----------
                                                                        118,750
                                                                    -----------

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           OIL-FIELD SERVICES: 5.4%
  31,000   Gulf Canada Resources Limited*........................   $   129,812
   1,300   Hanover Compressor Company*...........................        41,762
                                                                    -----------
                                                                        171,574
                                                                    -----------
           RESTAURANT: 5.6%
   5,000   IHOP Corp.*...........................................       120,313
   3,200   VICORP Restaurants, Inc.*.............................        55,600
                                                                    -----------
                                                                        175,913
                                                                    -----------
           RETAIL: 3.4%
   4,000   Whitehall Jewellers, Inc.*............................       106,750
                                                                    -----------
           SECURITY SERVICES: 3.0%
   4,700   Borg-Warner Security Corp.............................        95,469
                                                                    -----------
           TELEVISION: 4.1%
   4,000   SBS Broadcasting SA (Luxenbarg)*......................       129,000
                                                                    -----------
           WHOLESALE - FOOD: 1.9%
   5,859   Smart & Final Inc.....................................        61,520
                                                                    -----------
           Total Common Stocks (cost $2,371,618).................     2,933,826
                                                                    -----------
           PREFERRED STOCK: 1.1%
--------------------------------------------------------------------------------
   3,200   Philadelphia Consolidated Holdings Corp.
           (cost $30,160)........................................        33,400
                                                                    -----------

Principal
 Amount    REPURCHASE AGREEMENTS: 8.1%
--------------------------------------------------------------------------------
$255,000   Firstar Bank Repurchase Agreement, 3.30%, dated
           6/30/1999, due 7/1/1999, collateralized by $260,034
           GNMA, 5.50%, due 5/20/2024 (proceeds $255,024)
           (cost $255,000).......................................       255,000
                                                                    -----------
           Total Investments in Securities
           (Cost $2,656,778): 102.1%.............................     3,222,226
           Liabilities Less Other Assets: (2.1%).................       (66,196)
                                                                    -----------
           TOTAL NET ASSETS: 100.0%..............................   $ 3,156,030
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $2,656,778)..........   $ 3,222,226
  Cash...........................................................           450
  Receivables:
    Securities sold..............................................        52,973
    Dividends and interest.......................................         1,826
    Fund shares sold.............................................       183,385
  Prepaid expenses and other assets..............................         5,488
                                                                    -----------
    Total assets.................................................     3,466,348
                                                                    -----------
LIABILITIES
  Payables:
    Administration fee...........................................         2,548
    Advisory fees................................................         1,851
    Distribution fees............................................           536
    Securities purchased.........................................       283,609
  Accrued expenses...............................................        21,774
                                                                    -----------
    Total liabilities............................................       310,318
                                                                    -----------
NET ASSETS  .....................................................   $ 3,156,030
                                                                    ===========
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($3,156,030/198,108 shares outstanding; unlimited
    number of shares authorized without par value)...............   $     15.93
                                                                    ===========

  MAXIMUM OFFERING PRICE PER SHARE ($15.93/96.50%)...............   $     16.51
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $ 2,498,566
  Accumulated net realized gain on investments...................        92,016
  Net unrealized appreciation on investments.....................       565,448
                                                                    -----------
    Net assets...................................................   $ 3,156,030
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM SEPTEMBER 30, 1998* THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends....................................................   $     8,958
    Interest.....................................................         3,587
                                                                    -----------
      Total income...............................................        12,545
                                                                    -----------
  Expenses
    Administration fee...........................................        22,356
    Audit fee....................................................        11,870
    Fund accounting fees.........................................        11,098
    Advisory fees................................................         9,180
    Transfer agent fees..........................................         8,351
    Registration fees............................................         6,708
    Custody fees.................................................         4,172
    Distribution fees............................................         2,700
    Legal fees...................................................         2,336
    Miscellaneous................................................         1,903
    Reports to shareholders......................................         1,880
    Trustee fees.................................................         1,863
                                                                    -----------
      Total expenses.............................................        84,417
      Less: expenses waived and reimbursed.......................       (68,325)
                                                                    -----------
      Net expenses...............................................        16,092
                                                                    -----------
      NET INVESTMENT LOSS........................................        (3,547)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions...................        95,563
  Net unrealized appreciation on investments.....................       565,448
                                                                    -----------
    Net realized and unrealized gain on investments..............       661,011
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......   $   657,464
                                                                    ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                             September 30, 1998*
                                                                   through
                                                                June 30, 1999
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss.........................................   $    (3,547)
  Net realized gain from security transactions................        95,563
  Net unrealized appreciation on investments..................       565,448
                                                                 -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......       657,464
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
  in outstanding shares (a)...................................     2,498,566
                                                                 -----------
    TOTAL INCREASE IN NET ASSETS..............................     3,156,030

NET ASSETS
  Beginning of period.........................................            --
                                                                 -----------
  END OF PERIOD...............................................   $ 3,156,030
                                                                 ===========

(a) A summary of capital share transactions is as follows:

                                                         September 30, 1998*
                                                              through
                                                           June 30, 1999
                                                      -------------------------
                                                        Shares         Value
                                                      -----------   -----------
  Shares sold.......................................      198,111   $ 2,498,602
                                                      -----------   -----------
  Shares issued in reinvestment of distribution.....           --            --
  Shares redeemed...................................           (3)          (36)
                                                      -----------   -----------
  Net increase .....................................      198,108   $ 2,498,566
                                                      ===========   ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                             September 30, 1998*
                                                                   through
                                                                June 30, 1999
--------------------------------------------------------------------------------
Net asset value, beginning of period..........................   $     10.00
                                                                 -----------
Income from investment operations:
      Net investment loss.....................................         (0.02)
      Net realized and unrealized gain on investments.........          5.95
                                                                 -----------
Total from investment operations..............................          5.93
                                                                 -----------
Net asset value, end of period................................   $     15.93
                                                                 ===========
Total return..................................................         59.30%**

Ratios/supplemental data:

Net assets, end of period (millions)..........................   $       3.2

Ratio of expenses to average net assets:
      Before expenses waived and reimbursed...................          7.76%+
      After expenses waived and reimbursed....................          1.49%+

Ratio of net investment loss to average net assets:
      Before expenses waived and reimbursed...................         (6.60)%+
      After expenses waived and reimbursed....................         (0.33)%+

Portfolio turnover rate.......................................         35.70%

* Commencement of operations.
** Not annualized.
+ Annualized.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The RCB Growth and Income Fund and the RCB Small Cap Fund (the "Funds") are each a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Funds began operations on September 30, 1998. The investment objectives of the Funds are capital appreciation with growth of income as a secondary objective and capital appreciation, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the Nasdaq National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Reed, Conner & Birdwell, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.60% and 0.85% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, based upon the average daily net assets of the Funds. For the period ended June 30, 1999, the RCB Growth and Income Fund and the RCB Small Cap Fund incurred $3,702 and $9,180 in advisory fees, respectively.

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
     The Advisor has agreed to reduce fees payable to it by the Funds and reimburse other expenses to the extent necessary to limit the Funds' aggregate annual operating expenses, excluding brokerage commissions and other portfolio transactions expenses, interest, taxes, capital expenditures and extraordinary expenses, to 1.25% and 1.49% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, of average daily net assets through June 30, 1999. As a result, the Advisor has reimbursed the Funds for expenses in excess of the limit in the amounts of $69,171 for the RCB Growth and Income Fund and $68,325 for the RCB Small Cap Fund, respectively.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

     Under $15 million        $30,000
     $15 to $50 million       0.20% of average daily net assets
     $50 to $100 million 0.15% of average daily net assets $100 to $200 million 0.10% of average daily net assets
     Over $200 million        0.05% of average daily net assets

     For the period  ended  June 30,  1999,  RCB Growth and Income  Fund and RCB
Small  Cap  Fund   incurred   $22,273  and  $22,356  in   administration   fees,
respectively.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the period ended June 30, 1999, the RCB Growth and Income Fund and the RCB Small Cap Fund paid fees of $1,543 and $2,700, respectively, to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sales of securities, other than short-term investments, were $1,265,069 and $37,829, respectively, for the RCB Growth and Income Fund and $2,838,231 and $532,016, respectively, for the RCB Small Cap Fund.

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
NOTE 6 - SALES LOAD

     The Advisor waived the sales load of 3.50% for the Funds from their inception date through March 31, 1999.

NOTE 7 - TAX BASIS APPRECIATION

     At June 30, 1999, the cost of securities for Federal tax purposes and the gross unrealized appreciation and depreciation of securities were as follows:

                                                    RCB Growth and   RCB Small
                                                     Income Fund     Cap Fund
                                                     -----------    -----------
     Gross unrealized appreciation.................  $   238,987    $   574,149
     Gross unrealized depreciation.................       (9,786)       (23,112)
                                                     -----------    -----------
       Net unrealized appreciation.................  $   229,201    $   551,037
                                                     ===========    ===========

     Cost for federal income tax purposes..........  $ 1,242,818    $ 2,671,189
                                                     ===========    ===========

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
     RCB GROWTH AND INCOME FUND and RCB SMALL CAP FUND and
THE BOARD OF TRUSTEES OF
     PROFESSIONALLY MANAGED PORTFOLIOS

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RCB Growth and Income Fund and RCB Small Cap Fund, each a series of Professionally Managed Portfolios, as of June 30, 1999, and the related statements of operations, of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of RCB Growth and Income Fund and RCB Small Cap Fund as of June 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
August 6, 1999

                               INVESTMENT ADVISOR
                          Reed, Conner & Birdwell, Inc.
                      11111 Santa Monica Blvd., Suite 1700
                              Los Angeles, CA 90025
                                 (310) 478-4005
                            (888) 478-4RCB Toll-free


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Rd., Suite 261-E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                 425 Walnut St.
                              Cincinnati, OH 45202


                     TRANSFER AND DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340


                                    AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                             San Francisco, CA 94104


This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.